EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joseph Fewer, Chief Executive Officer and Chief Financial Officer of GroGenesis, Inc. (the "Company") hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the amended Quarterly Report on Form 10-Q/A of the Company for the period ended February 28, 2014 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2014


By: /s/ Joseph Fewer
   ----------------------------------------
   Joseph Fewer
   Principal Executive Officer
   Principal Financial Officer and Director